Voya Retirement Insurance and Annuity Company

and its

Variable Annuity Account C

Florida University System Optional Retirement Program and the

Florida Senior Management Service Optional Annuity Program

Supplement Dated May 15, 2024, to the Contract Prospectus, Initial Summary Prospectus, and
Updating Summary Prospectus, each dated May 1, 2024

This supplement to the variable annuity contract prospectus (“contract prospectus”), initial summary prospectus and updating summary prospectus (“summary prospectuses”), updates and amends certain information contained in them. Please read this supplement carefully and keep it with the contract prospectus and summary prospectuses that you may have received, for future reference. Capitalized terms not defined in this supplement shall have the meaning given to them in the contract prospectus and summary prospectuses.

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IMPORTANT INFORMATION ABOUT THE

DELAWARE MID CAP GROWTH EQUITY FUND

At the adjourned Special Shareholder Meeting held on May 6, 2024, Fund shareholders approved the agreement and plan of reorganization between Delaware Mid Cap Growth Equity Fund (referred to in the table below as an “Acquired Fund”) and Delaware Ivy Mid Cap Growth Fund by Macquarie® as shown in the table below (an “Acquiring Fund”):

Acquired Fund/Class	Acquiring Fund/Class
Delaware Mid Cap Growth Equity Fund, a series of Delaware Group Equity Funds IV (Institutional Class)	Delaware Ivy Mid Cap Growth Fund, a series of Ivy Funds (Class I)

The Reorganization provides for (a) the acquisition of all of the assets and assumption of all of the liabilities of the Acquired Fund by its respective Acquiring Fund in exchange for shares of such Acquiring Fund; (b) the distribution of such shares to the shareholders of the corresponding Acquired Fund; and (c) the liquidation and termination of such Acquired Fund.

The Reorganization will take place on or the close of business on June 7, 2024 (Reorganization Date).

The Reorganization Date may also be delayed or occur sooner if unforeseen or unusual circumstances arise or if otherwise determined by an officer of the applicable Acquired Fund and Acquiring Fund to be necessary or appropriate.

Effective one week before the Reorganization Date, the Acquired Fund will close to purchases and exchanges into the Acquired Fund, for both new investors and existing shareholders. Reinvested dividends, capital gains and automatic investment plan purchases may continue until the Reorganization Date.

Prior to the closing of each Reorganization, the Acquired Fund will distribute to its shareholders, in one or more distributions, all of its income and gains (net of available capital loss carryovers) not previously distributed for taxable years ending on or prior to the Reorganization Date.

MORE INFORMATION IS AVAILABLE

More information about the funds available through your contract, including information about the risks associated with investing in them can be found in the current prospectus and Statement of Additional Information for each fund. You may obtain these documents by contacting us at:

Customer Service

P.O. Box 990063

Hartford, CT 06199-0063

1-800-584-6001

If you received a summary prospectus for any of the funds available through your contract, you may obtain a full prospectus and other fund information free of charge by either accessing the internet address, calling the telephone number, or sending an email request to the email address shown on the front of the fund’s summary prospectus.

Insurance products, annuities and retirement plan funding issued by (third party administrative services may also be provided by) Voya Retirement Insurance and Annuity Company, One Orange Way, Windsor, CT 06095. Securities are distributed by Voya Financial Partners, LLC (member SIPC). Securities may also be distributed through other broker-dealers with which Voya Financial Partners, LLC has selling agreements.

X.207045-24	May 2024